SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2000

                              TII INDUSTRIES, INC.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)

              1-8048                                   66-0328885
    ------------------------------         ---------------------------------
       (Commission File No.)               (IRS Employer Identification No.)



    1385 Akron Street, Copiague, New York                11726
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   (Address of Principal Executive Offices)            (Zip Code)


                                 (631) 789-5000
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               (Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events
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                  On July 31, 2000, Paul G. Sebetic, the Company's Vice
President-Finance and Chief Financial Officer advised the Company that he will be leaving the Company to pursue another opportunity on August 18, 2000. The Company intends to conduct a search for a successor. In the interim, before a successor is appointed, John T. Hyland, Jr., Vice President and Treasurer, will serve as the Company's Chief Financial Officer.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          TII INDUSTRIES, INC.



Dated:  August 2, 2000                               By:  /s/ Timothy J. Roach
                                                          --------------------
                                                              Timothy J. Roach,
                                                              President


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